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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                          July 8, 2003
         Date of Report (Date of earliest event reported)

                      PENNS WOODS BANCORP, INC.
     (Exact name of registrant as specified in its charter)

      Pennsylvania                 000-17077         23-2226454
(State or other jurisdiction     (Commission       (IRS Employer
of incorporation)                 File Number)       Ident. No.)

 300 Market Street, P.O. Box 697, Williamsport, PA      17701
 (Address of principal executive offices)             (Zip Code)

                         (570) 322-1111
         Registrant's telephone number, including area code

                                N/A
  (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     The following exhibit is filed herewith:

     99.1  Press Release, dated July 8, 2003, of Penns Woods
           Bancorp, Inc.

Item 9.  Regulation FD Disclosure.

     On July 8, 2003, the Registrant issued an earnings press release for the period ended June 30, 2003. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 12.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PENNS WOODS BANCORP, INC.

Dated:  July 8, 2003

                               By: /s/ Ronald A. Walko
                                  ------------------------------
                                     Ronald A. Walko
                                     President
                                     and Chief Executive Officer



                           EXHIBIT INDEX

Exhibit Number

     99.1        Press Release, dated July 8, 2003, of Penns
                 Woods Bancorp, Inc.